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                                                                   EXHIBIT 10(t)


            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment No. 1") is made and entered into as of the 31st day of December, 1997, by and between South Hampton Refining Company, a Texas corporation (the "Borrower") and Den norske Bank ASA, New York Branch, a Norwegian bank (the "Bank").

     For and in consideration of the mutual covenants and agreements herein contained, Borrower and Bank hereby amend as of the date of this Agreement that certain Amended and Restated Credit Agreement between the Borrower and the Bank dated October 15, 1996 (the "Credit Agreement") in the following respects:

     Section 1.     Amendment to Credit Agreement.

             (a) The definition of "Maturity Date" in the Credit Agreement is hereby amended to read as follows:

             "Maturity Date" means December 31, 1999 or as extended in the sole discretion of the Bank.

     Section 2. Closing. The closing of the transactions contemplated by this Amendment No. 1 is subject to the satisfaction of the following conditions.

              2.1 Counsel to Lender. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Bank.

              2.2 Required Documents. The Bank shall have received fully executed copies of (i) this Amendment No. 1, (ii) the Endorsement No. 1 to Promissory Note, (iii) the Ratification of Security Agreement, (iv) the Ratification of Assignment of Insurances, (v) the Ratification of Pledge, and
(vi) the Notice of Final Agreement.

     Section 3. Ratification. Except as amended hereby, the Credit Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Credit Agreement are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

     Section 4. Defined Terms. All terms used in this Amendment No. 1 which are defined in the Credit Agreement shall have the same meaning as in the Credit Agreement, except as otherwise indicated in this Amendment No. 1.


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     Section 5. Multiple Counterparts. This Amendment No. 1 may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 6. Applicable Law. This Amendment No. 1 shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

     Section 7. Final Agreement. THE WRITTEN CREDIT AGREEMENT IN CONNECTION WITH THIS AMENDMENT NO. 1 REPRESENTS THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE BANK. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BANK AND THE BORROWER.

     IN WRITTEN WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized officers as of the 31st day of December, 1997.


                                   SOUTH HAMPTON REFINING COMPANY


                                   By: /s/ NICHOLAS CARTER
                                      -----------------------------------------
                                           Nicholas Carter
                                           President

                                   DEN NORSKE BANK ASA,
                                      NEW YORK BRANCH


                                   By:  /s/ BYRON L. COOLEY
                                      -----------------------------------------
                                            Byron L. Cooley
                                            Senior Vice President


                                   By: /s/ MORTEN BJORNSEN
                                      -----------------------------------------
                                           Morten Bjornsen
                                           Senior Vice President




                                      -2-
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                               ENDORSEMENT NO. 1



     Endorsement No. 1 dated as of December 31, 1997 to the Promissory Note dated October 15, 1996 (the "Note") in the principal amount of USD 1,965,000 from SOUTH HAMPTON REFINING COMPANY, a Texas corporation (the "Borrower") in favor of DEN NORSKE BANK ASA , NEW YORK BRANCH, a Norwegian bank (the "Bank").

     The Note is hereby amended, effective the date hereof, as follows:

     1. The maturity date of the Note is hereby changed to December 31, 1999 wherever it appears.

     2. Wherever and in each place the term "Note" is used in the Note, it shall be read to mean the Note as amended by this Endorsement No. 1. Except as specifically amended by this Endorsement No. 1, all of the terms of the Note shall continue in full force and effect.

     3. No temporary waiver or forebearance by the payee of any provision of the Note whether evidenced by this Endorsement No. 1 or otherwise shall bind the payee to grant any further waivers or forebearances.

     IN WITNESS WHEREOF, the parties hereto have executed this Endorsement No. 1 the day and year first above written.


                                             SOUTH HAMPTON REFINING COMPANY


                                             By: /s/ NICHOLAS CARTER
                                                -------------------------------
                                                     Nicholas Carter
                                                     President
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                                       DEN NORSKE BANK ASA,
                                         NEW YORK BRANCH

                                       By: /s/ BYRON L. COOLEY
                                          ----------------------
                                          Byron L. Cooley
                                          Senior Vice President



                                       By: /s/ MORTEN BJORNSEN
                                          ----------------------
                                          Morten Bjornsen
                                          Senior Vice President







                     [Signature Page -- Endorsement No. 1]